EXHIBIT 10.5

                    HUMPHREY HOSPITALITY LIMITED PARTNERSHIP
                               SECOND AMENDMENT TO
           FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP


         THIS SECOND AMENDMENT (the "Amendment") is made effective as of March 13, 1997, by and between Humphrey Hospitality Trust, Inc. (the "Withdrawing General Partner"), Humphrey Hospitality REIT Trust (the "General Partner"), and James I. Humphrey, Jr., Humphrey Associates, Inc. and Farmville Lodging Associates, LLC (together, the "Limited Partners").

         WHEREAS, Humphrey Hospitality Limited Partnership (the "Partnership") was formed as a limited partnership under the laws of the Commonwealth of Virginia by a Certificate of Limited Partnership filed with the Secretary of State of the Commonwealth of Virginia on August 28, 1994. The Partnership is governed by an Agreement of Limited Partnership dated August 28, 1994, and amended and restated November 29, 1994 and further amended on July 20, 1995, maintained at the offices of the Partnership (the "Original Partnership Agreement"); and

         WHEREAS, the parties hereto wish to reflect the admission of Humphrey Hospitality REIT Trust as a substitute general partner and allow the withdrawal of Humphrey Hospitality Trust, Inc. as general partner through this amendment to the provisions of the Partnership Agreement.

         NOW, THEREFORE, in consideration of the foregoing, of the mutual promises contained herein and in the Partnership Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         .        Humphrey Hospitality REIT Trust is hereby admitted as the sole
General Partner of the Partnership and shall be assigned all the right, title and interest in the Partnership currently held by the Withdrawing General Partner.

         .        Humphrey Hospitality Trust, Inc. hereby withdraws as General
Partner of the Partnership.

         .        Exhibit A is hereby deleted in its entirety and replaced with the following:

                                    EXHIBIT A

                                                             Agreed Value of
      Partner                        Cash                   Non-Cash Capital        Partnership
    and Address           Contributions Contributions             Units         Percentage Interest
General
Partner:


Humphrey                   $24,356,487                             $3,481,700              84.81505%
Hospitality REIT
Trust
12301 Old Columbia
Pike, Silver
Spring, Maryland
20904


Limited Partners:


James I. Humphrey,                              $3,130,921         $  522,587              12.73034%
Jr.
12301 Old Columbia
Pike,
Silver Spring,
Maryland 20904


Humphrey                                      $     31,628       $      5,279               0.12860%
Associates.
12301 Old Columbia
Pike,
Silver Spring,
Maryland 20904


Farmville Lodging                            $     740,001       $     95,484               2.32601%
Associates, LLC
12301 Old Columbia
Pike, Silver
Spring, Maryland
20904


                           $24,356,487          $3,902,550         $4,105,050              100.0000%
                           ===========          ==========         ==========              =========



         Except as amended hereby, the terms and provisions of the Partnership Agreement which are incorporated herein by this reference are hereby reaffirmed and shall remain in full force and effect and shall be binding upon the parties hereto.

         This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all parties hereto.

               WITNESS the execution under seal effective as of the day and date first above written.

WITNESS/ATTEST:                             WITHDRAWING GENERAL PARTNER:

                                            HUMPHREY HOSPITALITY TRUST, a
                                            Virginia corporation



                                            By: /s/ James I. Humphrey, Jr.
                                               ----------------------------
                                            James I. Humphrey, Jr.
                                            President


WITNESS/ATTEST:                             GENERAL PARTNER:

                                            HUMPHREY HOSPITALITY REIT TRUST



                                            By: /s/ James I. Humphrey, Jr.
                                               -----------------------------
                                            James I. Humphrey, Jr.
                                            President


WITNESS/ATTEST:                             LIMITED PARTNERS:



                                            By:  /s/ James I. Humphrey, Jr.
                                               -------------------------------
                                            JAMES I. HUMPHREY, JR.


                                            HUMPHREY ASSOCIATES, INC., a
                                            Maryland corporation



                                            By:  /s/ James I. Humphrey, Jr.
                                                ------------------------------
                                            James I. Humphrey, Jr.
                                            President


                                            FARMVILLE LODGING ASSOCIATES,
                                            LLC, a Maryland limited
                                            liability company



                                            By:  /s/ James I. Humphrey, Jr.
                                               -------------------------------
                                            James I. Humphrey, Jr.
                                            Member




                                   EXHIBIT A

                                                                  Agreed Value
                                                                  of Non-Cash
          Partner                        Cash                       Capital                  Partnership               Percentage
        and Address                  Contribution                 Contribution                  Units                   Interest
General
Partner:

  Humphrey                          $24,356,487                                              3,481,700                      84.12%
  Hospitality
  Trust, Inc.
  12301 Old
  Columbia Pike,
  Silver Spring,
  MD  20904

Limited
Partners:

  James I.                                                        $3,130,921                   522,587                   17.68454%
  Humphrey, Jr.
  12301 Old
  Columbia Pike,
  Silver Spring,
  MD  20904

  Humphrey                                                       $   31,628                     5,279                        0.13%
  Associates,
  Inc.
  12301 Old
  Columbia Pike
  Silver Spring,
  MD  20904

  Farmville                                                      $  740,001                    95,484                        2.30%
  Lodging
  Associates,
  LLC
  12301 Old
  Columbia Pike,
  Silver Spring,
  MD  20904

  Humphrey-Key Largo
  Associates, L.P.
  12301 Old Columbia Pike
  Silver Sprint, MD 20904                                        $ 370,000                     34,023                        0.82%
                                      -----------                ----------                ----------                   -----------
                                      $15,746,065                $3,902,550                 2,955,050                    100.00000%
                                       ==========                ==========                ==========                   ===========